UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 30, 2022

Northwest Biotherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-35737	94-3306718
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4800 Montgomery Lane, Suite 800

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

(240) 497-9024

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value, $0.001 per share	NWBO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Northwest Biotherapeutics, Inc. (the “Company”) held an annual meeting of stockholders on December 30, 2022 (the “Annual Meeting”), at which a quorum was present. The number of shares represented and voting in person or by proxy at the Annual Meeting was 841,223,911, representing 78.1% of the total combined voting power of all outstanding common and preferred stock on the record date for the Annual Meeting.

At the Annual Meeting, the stockholders voted on six matters: (1) the re-election of Ms. Linda F. Powers and Dr. Navid Malik as Class III members of the Board of Directors for a three-year term, (2) ratification of the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, (3)  ratification of the same option awards that were made in 2020 to the Company’s named executive officers and for which the stockholders already voted in favor in an advisory vote at the Company’s 2021 annual meeting of stockholders, (4) approval, on an advisory basis, of the Company’s 2021 executive compensation, (5) approval of previously reported 2020 option awards to the Company’s independent directors of the Board of Directors and (6) approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share (the “Common Stock”), by 500,000,000 from 1,200,000,000 to 1,700,000,000 (the “Common Stock Increase Amendment”).

As of the close of business on October 31, 2022, the record date for the Annual Meeting, there were 1,052,853,970 shares of Common Stock and 972,700 shares of Preferred Stock, par value $0.001 (the “Preferred Stock”), entitled to vote at the Annual Meeting. Each share of Common Stock entitled the record holder to one vote on each matter to be voted upon at the Annual Meeting. Each share of Preferred Stock entitled the record holder to 25 votes on each matter to be voted upon at the Annual Meeting.

For Proposals No. 1 through No. 5, the percentages in parentheses below are the percentages of the votes cast for each matter. For Proposal No. 6, the percentages in parentheses below are the percentages of the votes cast and the percentages of the total outstanding shares eligible to vote on the record date.

Proposal No. 1. Election of Directors.

The common and preferred stockholders, voting as a single class, approved the re-election of Ms. Linda F. Powers and Dr. Navid Malik for a new three-year term as Class III members of the Board of Directors. The votes for Ms. Powers and Dr. Malik were as follows:

	For	Withheld	Broker Non-Votes
Ms. Linda F. Powers	674,562,624 (97.2%)	19,451,736 (2.8%)	147,209,551 (N/A)
Dr. Navid Malik	676,764,972 (97.5%)	17,249,388 (2.5%)	147,209,551 (N/A)

Proposal No. 2. Ratification of Appointment of Registered Public Accounting Firm.

The common and preferred stockholders, voting as a single class, ratified the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The votes for appointment of Cherry Bekaert were as follows:

	For	Against	Abstained	Broker Non-Votes
Ratification of Cherry Bekaert LLP	829,094,918 (98.8%)	9,951,520 (1.2%)	2,177,473 (N/A)	0

Proposal No. 3. Ratification Of The Same Option Awards That Were Made In 2020 To The Company’s Named Executive Officers And For Which The Stockholders Already Voted In Favor In An Advisory Vote At The Company’s 2021 Annual Meeting Of Stockholders.

The common and preferred stockholders, voting as a single class, ratified the same option awards that were made in 2020 to the Company’s named executive officers and for which the stockholders already voted in favor in an advisory vote at the Company’s 2021 annual meeting of stockholders. The votes for ratification were as follows:

	For	Against	Abstained	Broker Non-Votes
Ratification of Named Executive Officer Option Awards	613,009,482 (90.0%)	68,146,624 (10.0%)	12,858,254 (N/A)	147,209,551 (N/A)

Proposal No. 4. Advisory Vote on 2021 Executive Compensation.

The common and preferred stockholders, voting as a single class, approved the Company’s 2021 executive compensation. The votes for approval were as follows:

	For	Against	Abstained	Broker Non-Votes
Approval of 2021 Executive Compensation	625,747,069 (91.9%)	55,153,546 (8.1%)	13,113,745 (N/A)	147,209,551 (N/A)

Proposal No. 5. Approval Of Previously Reported 2020 Option Awards To The Company’s Independent Directors Of The Board Of Directors.

The common and preferred stockholders, voting as a single class, approved the previously reported 2020 option awards to the Company’s independent directors of the Board of Directors. The votes for approval were as follows:

	For	Against	Abstained	Broker Non-Votes
Approval of 2020 Option Awards to the Company’s Independent Directors	619,934,754 (90.4%)	65,686,803 (9.6%)	8,392,803 (N/A)	147,209,551 (N/A)

Proposal No. 6. Approval of Common Stock Increase Amendment.

The common stockholders, voting as a separate class, approved the Common Stock Increase Amendment to increase the number of authorized shares of Common Stock. The common and preferred stockholders, voting together as a single class, also approved the Common Stock Increase Amendment.

The votes for approval by the common stockholders, voting as a separate class, as a percentage of votes cast, and as a percentage of the total outstanding shares Common Stock as of the record date, were as follows:

	For	Against	Abstained	Broker Non-Votes
Common Stock Increase Amendment	777,766,055	37,214,287	4,132,144	0
Percent of votes cast	(95.0%)	(4.5%)	(0.5%)
Percent of total Common Stock	(73.8%)	(3.5%)	(0.4%)

The votes for approval by the common and preferred stockholders, voting together as a single class, as a percentage of votes cast, and as a percentage of the total outstanding shares of Common and Preferred Stock combined as of the record date, were as follows:

	For	Against	Abstained	Broker Non-Votes
Common Stock Increase Amendment	799,877,480	37,214,287	4,132,144	0
Percent of votes cast	(95.1%)	(4.4%)	(0.5%)
Percent of total Common & Preferred Stock	(74.3%)	(3.5%)	(0.4%)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: January 6, 2023	By:	/s/ Linda Powers
	Name:	Linda Powers
	Title:	Chief Executive Officer and Chairman